All Terrain Opportunity Fund (the “Fund”)
A series of Investment Managers Series Trust II

Supplement dated June 16, 2015, to the
Summary Prospectus dated November 21, 2014 and Prospectus and Statement of Additional
Information each dated November 3, 2014.

Effective May 1, 2015, Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”) entered into a new Operating Expenses Limitation Agreement with the Fund. This agreement is in effect until March 1, 2016 and this information supplements and/or amends any information to the contrary in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
The following replaces the 2nd and 3rd paragraphs under “Fund Expenses” on page 14 in the Prospectus and page 45 in the Statement of Additional Information:
Castle Financial and Bauer Capital have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. Any such fee waiver or reimbursement of operating expenses will be borne 80% by Castle Financial and 20% by Bauer Capital. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.
Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital in a fiscal year may be reimbursed by the Fund for a period of three years from the date of reduction or payment if Castle Financial or Bauer Capital, respectively, so requests.  This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the respective advisor and will not include any amounts previously reimbursed to Castle Financial or Bauer Capital by the Fund.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before Castle Financial or Bauer Capital is entitled to any reimbursement of fees and/or Fund expenses. Until further notice, each of Castle Financial and Bauer Capital has agreed to voluntarily waive its right to be reimbursed by the Fund for any advisory fees waived and/or reimbursement of expenses.
Please file this Supplement with your records.